Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets (1)
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
	(Dollars in thousands)
Non-accrual loans	$5,531	$7,548	$8,312	$10,481	$12,938
Loans 90 days or more past due and still accruing interest	14	-	-	266	5
Subtotal	5,545	7,548	8,312	10,747	12,943
Less: Government guaranteed loans	427	459	439	510	604
Total non-performing loans	5,118	7,089	7,873	10,237	12,339
Other real estate and repossessed assets	296	346	766	1,487	1,569
Total non-performing assets	$5,414	$7,435	$8,639	$11,724	$13,908

As a percent of Portfolio Loans
Non-performing loans	0.18%	0.25%	0.29%	0.36%	0.43%
Allowance for credit losses	1.63	1.68	1.30	1.25	1.20
Non-performing assets to total assets	0.12	0.17	0.21	0.28	0.34
Allowance for credit losses as a percent of non-performing loans	897.34	659.54	450.01	349.43	279.60

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	June 30, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$4,948	$34,561		$39,509
Non-performing TDR’s (2)	-	1,165	(3)	1,165
Total	$4,948	$35,726		$40,674

	December 31, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$7,956	$36,385		$44,341
Non-performing TDR’s (2)	1,148	1,584	(3)	2,732
Total	$9,104	$37,969		$47,073

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for credit losses

	Six months ended June 30,
	2021		2020
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$35,429	$1,805	$26,148	$1,542
Additions (deductions)
Impact of adoption of ASC 326	11,574	1,469	-	-
Provision for credit losses (1)	(1,899)	-	11,909	-
Initial allowance on loans purchased with credit deterioration	134	-	-	-
Recoveries credited to allowance	1,434	-	1,754	-
Loans charged against the allowance	(746)	-	(5,311)	-
Additions included in non-interest expense	-	(6)	-	230
Balance at end of period	$45,926	$3,268	$34,500	$1,772

Net loans charged (recovered) against the allowance to average Portfolio Loans	(0.05)%		0.26%

(1)	Beginning January 1, 2021, calculation is based on CECL methodology. Prior to January 1, 2021, calculation was based on the probable incurred loss methodology.

Capitalization

	June 30, 2021	December 31, 2020
	(In thousands)
Subordinated debt	$39,319	$39,281
Subordinated debentures	39,558	39,524
Amount not qualifying as regulatory capital	(543)	(505)
Amount qualifying as regulatory capital	78,334	78,300
Shareholders’ equity
Common stock	332,457	339,353
Retained earnings	55,101	40,145
Accumulated other comprehensive income	8,416	10,024
Total shareholders’ equity	395,974	389,522
Total capitalization	$474,308	$467,822

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2020	2021	2020
	(In thousands)
Interchange income	$3,453	$3,049	$2,526	$6,502	$4,983
Service charges on deposit accounts	2,318	1,916	1,623	4,234	4,214
Net gains on assets
Mortgage loans	9,091	12,828	17,642	21,919	26,482
Securities	-	1,416	0	1,416	253
Mortgage loan servicing, net	(1,962)	5,167	(3,022)	3,205	(8,322)
Investment and insurance commissions	634	583	435	1,217	948
Bank owned life insurance	127	139	265	266	535
Other	1,110	1,308	898	2,418	2,278
Total non-interest income	$14,771	$26,406	$20,367	$41,177	$31,371

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
	(In thousands)
Balance at beginning of period	$23,530	$14,829	$16,904	$19,171
Originated servicing rights capitalized	2,739	3,611	6,108	6,243
Change in fair value	(3,838)	(4,667)	(581)	(11,641)
Balance at end of period	$22,431	$13,773	$22,431	$13,773

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2020	2021	2020
	(Dollars in thousands)
Mortgage loans originated	$473,742	$509,003	$470,626	$982,745	$781,704
Mortgage loans sold	306,789	377,418	379,048	684,207	641,308
Net gains on mortgage loans	9,091	12,828	17,642	21,919	26,482
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.96%	3.40%	4.65%	3.20%	4.13%
Fair value adjustments included in the
Loan Sales Margin	(0.08)	(0.98)	1.14	(0.57)	0.99

Non-Interest Expense
	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2020	2021	2020
	(In thousands)
Compensation	$11,136	$10,121	$9,668	$21,257	$20,371
Performance-based compensation	4,783	4,292	3,809	9,075	5,930
Payroll taxes and employee benefits	3,964	4,109	2,802	8,073	6,487
Compensation and employee benefits	19,883	18,522	16,279	38,405	32,788
Data processing	2,576	2,374	1,590	4,950	3,945
Occupancy, net	2,153	2,343	2,159	4,496	4,619
Interchange expense	1,201	948	726	2,149	1,585
Furniture, fixtures and equipment	1,034	1,003	1,090	2,037	2,126
Communications	777	881	800	1,658	1,603
Loan and collection	859	759	756	1,618	1,561
Conversion related expenses	1,143	218	346	1,361	402
Legal and professional	522	499	468	1,021	861
Advertising	164	489	364	653	1,047
FDIC deposit insurance	307	330	430	637	800
Amortization of intangible assets	243	242	255	485	510
Supplies	170	174	203	344	387
Correspondent bank service fees	115	100	94	215	193
Provision for loss reimbursement on sold loans	25	34	77	59	114
Branch closure costs	-	-	417	-	417
Costs (recoveries) related to unfunded lending commitments	26	(32)	111	(6)	230
Net (gains) losses on other real estate and repossessed assets	6	(180)	(9)	(174)	100
Other	1,332	1,317	1,190	2,649	2,777
Total non-interest expense	$32,536	$30,021	$27,346	$62,557	$56,065

Average Balances and Tax Equivalent Rates
	Three Months Ended June 30,
		2021			2020
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,852,972	$28,026	3.94%	$2,906,843	$29,793	4.11%
Tax-exempt loans (1)	6,572	82	5.00	7,014	88	5.05
Taxable securities	908,622	3,656	1.61	535,345	2,847	2.13
Tax-exempt securities (1)	365,934	2,005	2.19	124,781	998	3.20
Interest bearing cash	71,043	22	0.12	67,204	18	0.11
Other investments	18,427	186	4.05	18,427	233	5.09
Interest Earning Assets	4,223,570	33,977	3.22	3,659,614	33,977	3.72
Cash and due from banks	54,120			45,714
Other assets, net	157,070			163,080
Total Assets	$4,434,760			$3,868,408

Liabilities
Savings and interest-bearing checking	$2,260,172	689	0.12	$1,754,503	505	0.12
Time deposits	305,390	453	0.59	494,411	1,883	1.53
Other borrowings	108,863	964	3.55	153,447	904	2.37
Interest Bearing Liabilities	2,674,425	2,106	0.32	2,402,361	3,292	0.55
Non-interest bearing deposits	1,314,153			1,054,388
Other liabilities	57,402			70,053
Shareholders’ equity	388,780			341,606
Total liabilities and
shareholders’ equity	$4,434,760			$3,868,408

Net Interest Income		$31,871			$30,685

Net Interest Income as a Percent of Average Interest Earning Assets			3.02%			3.36%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates
	Six Months Ended June 30,
	2021			2020
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,840,224	$56,065	3.98%	$2,832,876	$61,481	4.36%
Tax-exempt loans (1)	6,624	166	5.07	7,438	185	5.00
Taxable securities	845,895	6,452	1.52	501,720	5,906	2.35
Tax-exempt securities (1)	338,692	3,775	2.22	92,040	1,488	3.23
Interest bearing cash	86,384	51	0.12	52,814	146	0.56
Other investments	18,427	374	4.10	18,393	471	5.15
Interest Earning Assets	4,136,246	66,883	3.25	3,505,281	69,677	3.99
Cash and due from banks	55,239			47,663
Other assets, net	153,540			164,167
Total Assets	$4,345,025			$3,717,111

Liabilities
Savings and interest-bearing checking	$2,200,620	1,364	0.13	$1,685,046	2,435	0.29
Time deposits	322,535	1,034	0.65	544,642	4,653	1.72
Other borrowings	108,844	1,926	3.58	126,491	1,592	2.53
Interest Bearing Liabilities	2,631,999	4,324	0.33	2,356,179	8,680	0.74
Non-interest bearing deposits	1,266,607			955,114
Other liabilities	61,950			60,540
Shareholders’ equity	384,469			345,278
Total liabilities and
shareholders’ equity	$4,345,025			$3,717,111

Net Interest Income		$62,559			$60,997

Net Interest Income as a Percent of Average Interest Earning Assets			3.04%			3.49%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2021

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$13,523	$162	$-	$162	1.2%
Land Development	11,498	34	-	34	0.3
Construction	70,347	-	-	-	0.0
Income Producing	369,262	2,337	-	2,337	0.6
Owner Occupied	340,061	13,400	-	13,400	3.9
Total Commercial Real Estate Loans	$804,691	$15,933	-	$15,933	2.0

Other Commercial Loans	$439,856	$12,560	242	$12,802	2.9
Total non-performing commercial loans			$242

Commercial Loan Portfolio Analysis as of December 31, 2020

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,567	$116	$-	$116	0.8%
Land Development	12,176	36	-	36	0.3
Construction	68,724	36	-	36	0.1
Income Producing	358,603	3,699	-	3,699	1.0
Owner Occupied	360,510	24,693	745	25,438	7.1
Total Commercial Real Estate Loans	$814,580	$28,580	745	$29,325	3.6

Other Commercial Loans	$427,835	$16,059	695	$16,754	3.9
Total non-performing commercial loans			$1,440